INVESTOR PRESENTATION Q4 and Full Fiscal Year 2025

Forward-looking Statements & Non-GAAP Financial Information Forward-Looking Language This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, our revenue, subscription revenue and Adjusted EBITDA guidance for the 2024 fiscal year and statements we make regarding expected property management room growth. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the impact macroeconomic factors may have on the overall business environment, our ability to achieve our fiscal 2026 guidance, future revenue growth, the company's ability maintain sales levels, the Company's ability to integrate Book4Time and realize future synergies, and the risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K and Form 10-Q. Additionally, references to "record" financial and business levels in this document refer only to the time period after Agilysys made the transformation to an entirely hospitality focused software solutions company in FY2014. . Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise.   Use of Non-GAAP Financial Information To supplement the unaudited consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include EBITDA, Adjusted EBITDA, adjusted net income, adjusted basic earnings per share, adjusted diluted earnings per share and free cash flow. Management believes that such information can enhance investors’ understanding of the Company’s ongoing operations.

Thank You For your partnership and your business Our Mission Helping Our Customers Improve Employee & Guest Experiences, With Dedication To Past, Present & Future Customer Investments In Our Products And Services.

Defining Strategy Pillars 100% HOSPITALITY FOCUSED STATE OF THE ART CLOUD-NATIVE & ON-PREMISE OPTIONS CORE PRODUCT FOCUS & INNOVATION DRIVEN OBSESSIVELY CUSTOMER-CENTRIC END-TO-END COMPREHENSIVE SOLUTION OFFERINGS 1 2 3 4 5

About – Global 118 Countries Global Presence Corporate Headquarters Alpharetta, Georgia North America Offices Las Vegas, Nevada Toronto, Ontario Santa Barbara, California Bellevue, Washington EMEA United Kingdom Dubai, UAE APAC Offices Hong Kong Malaysia Philippines Singapore China Australia India Development Center Chennai, India Publicly Traded - NASDAQ: AGYS

Global Customers Managed Foodservice Gaming Hotels, Resorts & Cruise International

Total Addressable Market - TAM POS Core $2.7B $73m Tier 2 Core: Spa, Golf and Sales & Catering Solutions $2.5B $11m PMS Core $2.1B $26m Other Add On $8.7B $55m Total TAM $16.0B $182M* ARR *Exit rate ARR quarter ended March 31, 2025. 46% ARR* 16% ARR* 12% ARR* 26% ARR*

Property Management Room Growth Opportunity Less than 300,000 rooms connected to PMS solutions today Number of rooms connected to PMS solutions should reach ~900,000 in ~3 years with combined current PMS growth momentum and Marriott rooms Expected to add a majority of the one million plus Marriott U.S. and Canada Luxury, Premium and Select Service rooms

*Data is as of the trailing twelve months ended March 31, 2025. Subscription Revenue/Recurring Revenue* Subscription Revenue YOY Growth Rate Total Revenue YOY Growth* Recurring Revenue/Total Revenue* 16% 62% 62% 40% Agilysys Revenue Overview

We Provide Industry Leading Hospitality Solutions Lodging Solutions Food and Beverage Solutions 54% of Revenue 26% of Revenue 5% of Revenue INVENTORY & PROCUREMENT 6% of Revenue DOCUMENT MANAGEMENT PROPERTY MANAGEMENT POINT-OF-SALE Note: Revenue contribution figures represent percentage for the trailing twelve months ended March 31, 2025 and include an allocation of total revenue (excluding services) amounts to our 4 core product groupings and payment software related revenue. Region 92% of Revenue North America 8% of Revenue APAC Plus EMEA Allocation of Revenue 9% of Revenue Payment Revenue Cross Functional

Existing Customers Average Products Per Property - Exit Rate

$308M to $312M ANNUAL REVENUE 20% ADJUSTED EBITDA/ REVENUE 25% YEAR OVER YEAR GROWTH REVENUE Adjusted EBITDA SUBSCRIPTION REVENUE FY26 Annual Guidance

FINANCIAL OVERVIEW

Share Price (05/22/25) $102.69 Diluted Shares Outstanding 28.3M Diluted Market Capitalization $2,901.7M Cash (as of 03/31/25) $73.0M Debt (as of 03/31/25) $47.0M Enterprise Value $2,875.6M Revenue $275.6M Gross Profit $172.0M Adjusted EBITDA^ $53.8M Earnings per Share $0.82 EV/Revenue 10.4x EV/Gross Profit 16.7x Recurring Revenue* As % of Total Revenue 62% Subscription Revenue* As % of Recurring Revenue 62% Services Revenue* As % of Total Revenue 23% Subscription Revenue Growth Y/Y* 40% New Customer Count* 62 Financial Metrics and Valuation* Business Metrics (as of 03/31/25) Evolving Business, Evolving P&L ^Non-GAAP measure, see reconciliation on slide 31. *Trailing twelve months ended March 31, 2025.

Strong Balance Sheet Consolidated Balance Sheet (in thousands) March 31, 2025 March 31, 2024 Cash, Cash Equivalents and Marketable Securities $73,041 $144,891 Other Current Assets 50,486 44,046 Long-Term Assets 310,843 161,493 Total Assets $434,370 $350,430 Current Liabilities $111,024 $89,371 Other Liabilities 57,460 24,582 Total Liabilities 168,484 113,953 Shareholders’ Equity 265,886 236,477 Total Liabilities and Shareholders’ Equity $434,370 $350,430

Revenue Growth ($M) FY25 FY21 FY22 FY23 AGYS FY24 FY20

Recurring Revenue Growth ($M) FY20 FY21 FY22 FY23 FY24 FY25

Historical Financial Results All numbers in thousands. ^ Non-GAAP measure, see reconciliation beginning on slide 31. *Trailing twelve months ended March 31, 2025.

Book4Time Strategic Acquisition $150M all cash transaction at ~9x revenue multiple closed August 2024 Current market leader in spa software solutions Expanded Agilysys customer base of ~4,500 customers by 30%+ Only 10% customer overlap Strengthen product penetration in large global brands Strategic advantage in competitive ecosystem deals

APPENDIX

Agilysys Omnichannel POS Solution Payments Mobile App & APIs Marketing & Upsell Mobile / Web Analytics Kiosk Digital Menus/Ordering Dining Reservations Point-of-Sale Inventory & Procurement

Agilysys Lodging Ecosystem Staff Task Management & 2-Way Guest Communication: Payments: Online Booking: Sales & Catering: Document Management: Business Analytics: Marketing & Upsell: Central Reservations: Activities: Check-In/Out: Point-of-Sale & Retail:

Non-GAAP Reconciliation *Trailing twelve months ended March 31, 2025.

Non-GAAP Reconciliation

Non-GAAP Reconciliation *Trailing twelve months ended March 31, 2025.

Cash Flow *Trailing twelve months ended March 31, 2025.

Recurring Revenue ($M) FY25 FY21 FY22 FY23 FY24 FY20

Jessica Hennessy Senior Director Corporate Strategy and Investor Relations (770) 810-6116 InvestorRelations@agilysys.com